SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 25, 2004
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-110100	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way Irving, Texas		75063
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 8.01.           Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the “Commission”) on October 30, 2003 (the “Registration Statement”), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 30, 2003 and the related Prospectus Supplement dated August 25, 2004 (collectively, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2004-FA1 (the “Offered Securities”).

      The Registrant is filing this Current Report on Form 8-K to file the supplemental tax opinion of Andrews Kurth LLP as Exhibit 8.2 to the Registration Statement and the related consent as Exhibit 23.2.

Item 9.01.           Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	8.2	Supplemental Tax Opinion of Andrews Kurth LLP

	23.2	Consent of Andrews Kurth LLP (contained in the opinion filed as Exhibit 8.2)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

August 25, 2004	By:	/s/ Wade Walker

Wade Walker
Senior Vice President - Asset Securitization